UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50768	06-1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

(858) 558-2871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 4, 2007, ACADIA Pharmaceuticals Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters (the “Underwriters”), relating to the sale to the Underwriters of 5,750,000 shares of the Company’s common stock, par value $0.0001 per share, and the granting of an option to purchase up to 862,500 additional shares of the Company’s common stock to the Underwriters. The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-139217) filed with the Securities and Exchange Commission (the “Commission”) on December 8, 2006 and a related registration statement on Form S-3 (Registration No. 333-141897) filed with the Commission on April 4, 2007 pursuant to Rule 462(b) under the Securities Act of 1933, as amended. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Certain of the Underwriters and their respective affiliates have, from time to time, performed and may in the future perform various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01.	Other Events.

The Company’s press release announcing the pricing of the public offering described in Item 1.01 is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 4, 2007, by and between ACADIA Pharmaceuticals Inc. and Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press release, dated April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: April 4, 2007	By:	/s/ Glenn F. Baity
Glenn F. Baity
Vice President, General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 4, 2007, by and between ACADIA Pharmaceuticals Inc. and Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press release, dated April 4, 2007.